Exhibit 99.1

metamaterial and Torchlight sign DEFINITIVE AGREEMENT for business combination

Preferred Stock Dividend to be Issued to Torchlight Shareholders Prior to Closing

PLANO, TX and HALIFAX, NS, December 14, 2020 – Torchlight Energy Resources, Inc. (NASDAQ: TRCH), an oil and gas exploration company (“Torchlight”) and Metamaterial Inc. (“Metamaterial” or “META”) (CSE: MMAT), a developer of high-performance functional materials and nanocomposite products, announced today the signing of a definitive agreement for a business combination of Torchlight and Metamaterial by way of a statutory plan of arrangement (the “Transaction”). Upon completion of the Transaction, shareholders of Metamaterial are expected to hold an approximate 75% equity interest in the combined company while Torchlight shareholders will retain an approximate 25% equity interest in the combined company, subject to the pre-closing financing described below.

Torchlight shareholders on the record date will be entitled to receive a preferred stock dividend, payable immediately prior to the closing of the Transaction, that entitles them to their pro rata share of any proceeds resulting from any sale of Torchlight’s oil and gas assets that occurs on the earlier of December 31, 2021 or six months from the closing of the Transaction, and, after such time if such sales are not complete, will be entitled to receive a pro rata equity interest in a spin-off entity that holds Torchlight’s remaining oil and gas assets, subject to certain conditions.

“We are very excited to sign the definitive agreement with Metamaterial,” stated John Brda, Torchlight’s CEO. “We believe this Transaction provides our shareholders with the best opportunity moving forward. Metamaterial offers proven disruptive technology with strong environmental, social and governance (ESG) priorities. This Transaction provides our shareholders with access to the multi-billion-dollar markets that Metamaterial serves and new applications that are being revolutionized with their sustainable technologies, while still allowing our Shareholders at closing of the Transaction to participate in the proceeds of our oil and gas asset divestitures.”

“META’s management, led by George Palikaras, has built an extraordinary award-winning cleantech company whose proprietary advanced technologies address multiple markets and improve their customers’ capabilities,” said Greg McCabe, Torchlight’s Chairman. “I am excited to work with the META team and equally excited about the outcome for our faithful Torchlight shareholders.”

“NASDAQ is the world’s premier technology exchange, providing us with the best platform to expand awareness of Metamaterial on the global stage and fully realize the value of our portfolio of innovative, sustainable products.” commented Ram Ramkumar, Metamaterial’s Chairman.

“It has been our goal for META to be a NASDAQ-listed company,” stated George Palikaras, President & CEO of Metamaterial. “When the business combination with Torchlight closes, obtaining a national exchange listing in the United States is anticipated to provide META with significant value and increased access to global capital markets.”

“This Transaction will expand our business’ reach and attract additional world-class talent. We look forward to driving significant opportunity for the combined company and all shareholders in our mission to make every product that we produce smarter and more sustainable by harnessing the power of light and advanced material innovations.”

Transaction Summary:

The following is a summary of the key terms of the pending Transaction as contemplated by the Arrangement Agreement. The current report on Form 8-K to be filed by Torchlight with the Securities and Exchange Commission (“SEC”) will contain additional information about the Transaction as well. The closing of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including approvals by NASDAQ and the Canadian Securities Exchange (“CSE”), Canadian court approval, and approval by the shareholders of both companies. There can be no assurances that the Transaction will be consummated. Pertinent deal terms are as follows:

●	Torchlight and Metamaterial will be combined such that at closing, the former equity holders of Torchlight would own approximately 25% of the combined company with the former equity holders of Metamaterial owning the remaining approximately 75% of the combined company.

●	Prior to closing, Torchlight must raise gross proceeds of at least $10 million through the issuance of common stock or securities convertible into or exercisable for common stock, less the value of loans Torchlight has made to Metamaterial.

●	Prior to closing, all debt of Torchlight is to be converted into common stock or repaid in full, excepting senior secured debt that may alternatively be modified such that the debtholders’ sole recourse in respect thereof will be against Torchlight’s pre-closing oil and gas assets.

●	Metamaterial shareholders may elect to receive either shares of Torchlight common stock or shares of a Canadian subsidiary of Torchlight, which will be exchangeable into Torchlight common stock (the “Exchangeable Shares”). Holders of Exchangeable Shares will be entitled to cast votes on matters for which holders of Torchlight common stock are entitled to vote and will be entitled to receive dividends that are economically equivalent to the dividends declared by Torchlight with respect to its common stock.

●	Torchlight will declare a dividend of preferred stock to its common shareholders on the record date, with such dividend being payable immediately prior to closing of the Transaction. The preferred share will provide shareholders of record, the right of participation in the net proceeds of the sale of Torchlight’s oil and gas assets, subject to certain holdbacks and time constraints.

●	The combined company, formerly known as Torchlight Energy Resources, Inc., will change its name and focus its business to align with the current business of Metamaterial.

●	Following the closing of the Transaction, the board of directors of the combined company will be comprised of 7 members, one of whom is to be appointed by Torchlight, a second to be jointly appointed by Metamaterial and Torchlight and the remaining 5 to be appointed by Metamaterial.

●	Metamaterial’s CEO, George Palikaras will be appointed CEO of the combined company, along with the appointment of Kenneth L. Rice as CFO and Executive Vice President. Torchlight’s management will remain, in an advisory role focused on winding down Torchlight’s legacy business and maximizing the value obtained from the divestiture of Torchlight’s oil and gas assets.

●	Torchlight will loan to Metamaterial an additional US$500,000, in exchange for an unsecured promissory note in substantially the same form as the 8% unsecured convertible promissory note that evidences Torchlight’s loan to Metamaterial of US$500,000 on September 20, 2020. Upon closing, these two bridge loans, including the aggregate principal and unpaid interest, are to be included in, and credited against, the $10 million pre-closing financing described above, with such notes to be deemed cancelled and paid in full.

●	Certain stockholders of each of Torchlight and Metamaterial have executed customary voting and support agreement pursuant to which persons representing approximately 16% of Torchlight’s and approximately 48% of Metamaterial’s outstanding voting power have agreed to vote in favor of the Transaction, subject to customary applicable terms.

Torchlight and Metamaterial invite all interested parties to view a webcast introduction of George Palikaras, CEO of META and an overview on META. The webcast link will be made available and announced shortly.

In connection with the Transaction, Torchlight and Metamaterial respectively obtained fairness opinions. Torchlight has engaged Roth Capital Partners as financial advisor and Stikeman Elliott LLP and K&L Gates LLP as legal advisors, and Metamaterial has engaged Hamilton Clark and Cormark Securities as financial advisors and Fasken Martineau DuMoulin LLP and Wilson Sonsini Goodrich & Rosati P.C. as legal advisors.

####

About Metamaterial Inc. (META)

META is changing the way we use, interact with, and benefit from light and other forms of energy. META designs and manufactures advanced materials and performance functional films which are engineered at the nanoscale to control light and other forms of energy. META is an award winning Global Cleantech 100 company with products that support sustainability by doing more with less; they encompass lightweight, sustainable raw materials and processes which consume less energy and offer more performance. META has a growing patent portfolio and is currently developing new materials with diverse applications in concert with companies in the automotive, aerospace, energy, consumer electronics and medical industries. META is headquartered in Halifax, Nova Scotia and has R&D and Sales offices in London, UK and Silicon Valley. For additional information on META, please visit www.metamaterial.com

Forward Looking Information

This release includes forward-looking information within the meaning of Canadian securities laws regarding Metamaterial and its business, which may include, but are not limited to, statements with respect to the terms and anticipated timing of the proposed transaction, the intention to raise equity capital, the potential continued listing on the NASDAQ and the benefits thereof, the disposition of Torchlight’s oil and gas assets, the approval of the Transaction by the shareholders of Metamaterial, the business strategies, product development and operational activities of Metamaterial and Torchlight. Often but not always, forward-looking information can be identified by the use of words such as “expect”, “intends”, “anticipated”, “believes” or variations (including negative variations) of such words and phrases, or state that certain actions, events or results “may”, “could”, “would” or “will” be taken, occur or be achieved. Such statements are based on the current expectations and views of future events of the management of Metamaterial and are based on assumptions and subject to risks and uncertainties. Although the management of Metamaterial believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect. The forward-looking events and circumstances discussed in this release may not occur and could differ materially as a result of known and unknown risk factors and uncertainties affecting the companies, including risks regarding the ability of the parties to close the proposed transaction, the ability of the parties to raise necessary equity capital, approval of the transaction and continued listing by the NASDAQ, approval of the Canadian Securities Exchange, receipt of shareholder approval and required third party and regulatory consents, the risk that Torchlight may not be able to dispose of its oil and gas assets on favorable terms or at all, risks related to the technology industry, market strategic and operational activities, and management’s ability to manage and to operate the business. Although Metamaterial has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. Accordingly, readers should not place undue reliance on any forward-looking statements or information. No forward-looking statement can be guaranteed. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made and Metamaterial does not undertake any obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events, or otherwise.

The Canadian Securities Exchange has neither approved nor disapproved the contents of this news release.

About Torchlight Energy Resources, Inc.

Torchlight Energy Resources, Inc. (TRCH), based in Plano, Texas, is a high growth oil and gas Exploration and Production (E&P) company with a primary objective of acquisition and development of domestic oil fields. Torchlight has assets focused in West and Central Texas where their targets are established plays such as the Permian Basin. For additional information on Torchlight, please visit www.torchlightenergy.com.

Forward-Looking Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this release that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might”, “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments Torchlight Energy Resources expects or anticipates will occur in the future, such as stated objectives or goals, our refinement of strategy, our attempts to secure additional financing, our exploring possible business alternatives, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including risks associated with Torchlight’s ability to obtain additional capital in the future to fund planned expansion, the demand for oil and natural gas which demand could be materially affected by the economic impacts of COVID-19 and possible increases in supply from Russia and OPEC, the proposed business combination transaction with Metamaterial, general economic factors, competition in the industry and other factors that could cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Additional risks and uncertainties are described in or implied by the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of Torchlight’s 2019 Annual Report on Form 10-K, filed on March 16, 2020 and other reports filed from time to time with the SEC. Torchlight urges you to consider those risks and uncertainties in evaluating its forward-looking statements. Readers are cautioned to not place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, Torchlight disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in its expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Additional Information and Where to Find It

Torchlight and Metamaterial will prepare a proxy statement/prospectus for Torchlight’s Shareholders to be filed with the SEC. The proxy statement/prospectus will be mailed to Torchlight’s Shareholders. Torchlight and Metamaterial urge investors, Shareholders and other interested persons to read, when available, the proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the proposed business combination transaction. Such persons can also read Torchlight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. Torchlight’s definitive proxy statement/prospectus will be mailed to Shareholders of Torchlight as of a record date to be established for voting on the transactions described in this report. Torchlight’s Shareholders will also be able to obtain a copy of such documents, without charge, by directing a request to: John A. Brda, President of Torchlight Energy Resources, Inc., 5700 W. Plano Parkway, Suite 3600, Plano, Texas 75093; e-mail: john@torchlightenergy.com. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

Torchlight, Metamaterial and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Torchlight Shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Torchlight’s directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 16, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Torchlight’s Shareholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of Torchlight’s and Metamaterial’s participants in the solicitation, which may, in some cases, be different than those of Torchlight’s and Metamaterial’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed business combination when it becomes available.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Torchlight or Metamaterial, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

For further information:

Investor Relations and Media Contacts:

Torchlight

Derek Gradwell, Integrous Communications, 512-270-6990, dgradwell@integcom.us, ir@torchlightenergy.com,

Metamaterial

Media Inquiries: Graham Farrell, Harbor Access LLC, (416) 842 9003, Graham.Farrell@HarborAccessllc.com,
Investor inquiries: Mark Komonoski, Director Capital Markets and IR, Metamaterial Inc., 877-255-8483, mark@metamaterial.com